--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------


                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                         FREMONT HOME LOAN TRUST 1999-3





                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as one of the underwriters for the Fremont Home Loan Trust 1999-3, Home Loan Asset-Backed Certificates, Series 1999-3, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                               [PAINEWEBBER LOGO]

                            AVAILABLE FUNDS SCHEDULE
                            ------------------------

                 CLASS A-1                                  CLASS A-2
                 ---------                                  ---------
          Period             AFC                    Period             AFC
          -------            ---                    -------            ---
             1              8.359%                     1              8.230%
             2              9.291%                     2              9.124%
             3              9.319%                     3              9.150%
             4              9.349%                     4              9.178%
             5              9.380%                     5              9.206%
             6              9.411%                     6              9.235%
             7              9.447%                     7              9.268%
             8              9.482%                     8              9.299%
             9              9.519%                     9              9.334%
            10              9.557%                     10             9.368%
            11              9.590%                     11             9.419%
            12              9.627%                     12             9.456%
            13              9.667%                     13             9.741%
            14              9.981%                     14             9.784%
            15             10.026%                     15             9.829%
            16             10.075%                     16             9.877%
            17             10.123%                     17             9.925%
            18             10.174%                     18             9.975%
            19             10.231%                     19            10.049%
            20             10.286%                     20            10.333%
            21             10.546%                     21            10.393%
            22             10.608%                     22            10.453%
            23             10.947%                     23            10.861%
            24             11.012%                     24            10.926%
            25             11.420%                     25            11.413%
            26             11.573%                     26            11.589%
            27             11.609%                     27            11.624%
            28             11.646%                     28            11.661%
            29             11.684%                     29            11.699%
            30             11.723%                     30            11.738%
            31             11.763%                     31            11.779%
            32             11.617%                     32            11.820%
            33             11.772%                     33            11.820%
            34             11.772%                     34            11.820%
            35             11.773%                     35            11.820%
            36             11.945%                     36            12.021%
     -----------------------------------        --------------------------------

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------


                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                         FREMONT HOME LOAN TRUST 1999-3
                         ------------------------------




                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as one of the underwriters for the Fremont Home Loan Trust 1999-3, Home Loan Asset-Backed Certificates, Series 1999-3, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.
                   IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
  PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

                                PaineWebber Logo

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

                  A-1 CASHFLOWS TO CALL - SCALED TO $25 MILLION
                  ---------------------------------------------

      Period           Interest        Principal         Balance
      ------           --------        ---------         -------
         0                                              25,000,000
         1             127,444          553,984         24,446,016
         2             120,726          732,894         23,713,122
         3             113,329          717,774         22,995,348
         4             113,562          695,612         22,299,737
         5             110,127          677,690         21,622,047
         6              99,891          667,127         20,954,920
         7             103,485          643,278         20,311,643
         8              97,073          629,964         19,681,679
         9              97,197          610,628         19,071,050
        10              91,144          559,707         18,511,344
        11              91,418          523,150         17,988,193
        12              88,834          509,436         17,478,757
        13              83,534          496,080         16,982,677
        14              83,868          482,673         16,500,004
        15              78,856          470,024         16,029,979
        16              79,164          457,706         15,572,274
        17              76,903          445,709         15,126,565
        18              67,473          434,025         14,692,540
        19              72,559          422,646         14,269,894
        20              68,198          411,564         13,858,330
        21              68,439          400,523         13,457,807
        22              64,317          390,024         13,067,783
        23              64,535          379,492         12,688,291
        24              62,661          369,549         12,318,742
        25              58,873          359,468         11,959,274
        26              59,061          349,934         11,609,340
        27              55,483          340,772         11,268,568
        28              55,650          331,850         10,936,718
        29              54,011          323,160         10,613,558
        30              47,342          314,696         10,298,862
        31              50,861          146,905         10,151,957
        32              48,518          267,688          9,884,269
        33              48,813          260,546          9,623,723
        34              45,993          253,722          9,370,000
        35              46,273          247,077          9,122,924
        36              45,053          240,472          8,882,452
        37              42,451          234,046          8,648,406
        38              42,710          227,795          8,420,611
        39              40,244          221,833          8,198,777
        40              40,489          216,027          7,982,750
        41              39,423          210,373          7,772,377
        42              34,669          204,865          7,567,512
        43              37,372          199,502          7,368,010
        44              35,213          194,278          7,173,733
        45              35,427          189,190          6,984,543

      Period           Interest        Principal         Balance
      ------           --------        ---------         -------
        46              33,380          184,235         6,800,308
        47              33,583          179,409         6,620,899
        48              32,697          174,709         6,446,190
        49              30,807          170,132         6,276,058
        50              30,994          165,674         6,110,384
        51              29,203          161,332         5,949,052
        52              29,379          157,104         5,791,948
        53              28,603          152,986         5,638,962
        54              26,051          148,975         5,489,987
        55              27,112          145,069         5,344,918
        56              25,544          141,265         5,203,653
        57              25,698          137,560         5,066,093
        58              24,212          133,952         4,932,141
        59              24,357          130,438         4,801,703
        60              23,713          126,925         4,674,778
        61              22,342          123,596         4,551,181
        62              22,476          120,312         4,430,869
        63              21,176          117,157         4,313,712
        64              21,303          114,084         4,199,627
        65              20,740          111,092         4,088,535
        66              18,237          108,178         3,980,358
        67              19,657          105,339         3,875,019
        68              18,519          102,575         3,772,443
        69              18,630           99,883         3,672,560
        70              17,552           97,261         3,575,299
        71              17,657           94,708         3,480,591
        72              17,189           92,221         3,388,370
        73              16,194           89,800         3,298,570
        74              16,290           87,441         3,211,129
        75              15,347           85,144         3,125,985
        76              15,438           82,908         3,043,077
        77              15,028           80,729         2,962,348
        78              13,214           78,608         2,883,740
        79              14,241           76,542         2,807,199
        80              13,416           74,529         2,732,669
        81              13,495           72,570         2,660,099
        82              12,713           70,662         2,589,438
        83              12,788           68,803         2,520,634
        84              12,448           66,993         2,453,641
        85              11,726           65,231         2,388,410
        86              11,795           63,515         2,324,895
        87              11,111        2,324,895             -
        88                -                -                -
        89                -                -                -
        90                -                -                -

                A-1 CASHFLOWS TO MATURITY - SCALED TO $25 MILLION
                -------------------------------------------------


      Period           Interest        Principal         Balance
      ------           --------        ---------         -------
         0                                              25,000,000
         1             127,444          553,984         24,446,016
         2             120,726          732,894         23,713,122
         3             113,329          717,774         22,995,348
         4             113,562          695,612         22,299,737
         5             110,127          677,690         21,622,047
         6              99,891          667,127         20,954,920
         7             103,485          643,278         20,311,643
         8              97,073          629,964         19,681,679
         9              97,197          610,628         19,071,050
        10              91,144          559,707         18,511,344
        11              91,418          523,150         17,988,193
        12              88,834          509,436         17,478,757
        13              83,534          496,080         16,982,677
        14              83,868          482,673         16,500,004
        15              78,856          470,024         16,029,979
        16              79,164          457,706         15,572,274
        17              76,903          445,709         15,126,565
        18              67,473          434,025         14,692,540
        19              72,559          422,646         14,269,894
        20              68,198          411,564         13,858,330
        21              68,439          400,523         13,457,807
        22              64,317          390,024         13,067,783
        23              64,535          379,492         12,688,291
        24              62,661          369,549         12,318,742
        25              58,873          359,468         11,959,274
        26              59,061          349,934         11,609,340
        27              55,483          340,772         11,268,568
        28              55,650          331,850         10,936,718
        29              54,011          323,160         10,613,558
        30              47,342          314,696         10,298,862
        31              50,861          146,905         10,151,957
        32              48,518          267,688          9,884,269
        33              48,813          260,546          9,623,723
        34              45,993          253,722          9,370,000
        35              46,273          247,077          9,122,924
        36              45,053          240,472          8,882,452
        37              42,451          234,046          8,648,406
        38              42,710          227,795          8,420,611
        39              40,244          221,833          8,198,777
        40              40,489          216,027          7,982,750
        41              39,423          210,373          7,772,377
        42              34,669          204,865          7,567,512
        43              37,372          199,502          7,368,010
        44              35,213          194,278          7,173,733
        45              35,427          189,190          6,984,543

      Period           Interest        Principal         Balance
      ------           --------        ---------         -------

        46              33,380          184,235         6,800,308
        47              33,583          179,409         6,620,899
        48              32,697          174,709         6,446,190
        49              30,807          170,132         6,276,058
        50              30,994          165,674         6,110,384
        51              29,203          161,332         5,949,052
        52              29,379          157,104         5,791,948
        53              28,603          152,986         5,638,962
        54              26,051          148,975         5,489,987
        55              27,112          145,069         5,344,918
        56              25,544          141,265         5,203,653
        57              25,698          137,560         5,066,093
        58              24,212          133,952         4,932,141
        59              24,357          130,438         4,801,703
        60              23,713          126,925         4,674,778
        61              22,342          123,596         4,551,181
        62              22,476          120,312         4,430,869
        63              21,176          117,157         4,313,712
        64              21,303          114,084         4,199,627
        65              20,740          111,092         4,088,535
        66              18,237          108,178         3,980,358
        67              19,657          105,339         3,875,019
        68              18,519          102,575         3,772,443
        69              18,630           99,883         3,672,560
        70              17,552           97,261         3,575,299
        71              17,657           94,708         3,480,591
        72              17,189           92,221         3,388,370
        73              16,194           89,800         3,298,570
        74              16,290           87,441         3,211,129
        75              15,347           85,144         3,125,985
        76              15,438           82,908         3,043,077
        77              15,028           80,729         2,962,348
        78              13,214           78,608         2,883,740
        79              14,241           76,542         2,807,199
        80              13,416           74,529         2,732,669
        81              13,495           72,570         2,660,099
        82              12,713           70,662         2,589,438
        83              12,788           68,803         2,520,634
        84              12,448           66,993         2,453,641
        85              11,726           65,231         2,388,410
        86              11,795           63,515         2,324,895
        87              11,111           61,843         2,263,052
        88              11,868           60,215         2,202,837
        89              11,552           58,630         2,144,207
        90              10,156           57,086         2,087,121

          -------------------------------------------------------------


      Period           Interest        Principal         Balance
      ------           --------        ---------         -------

        91              10,945           55,583         2,031,538
        92              10,310           54,119         1,977,420
        93              10,370           52,693         1,924,727
        94              9,768            51,305         1,873,422
        95              9,825            49,952         1,823,470
        96              9,563            48,636         1,774,834
        97              9,007            47,353         1,727,480
        98              9,059            46,105         1,681,376
        99              8,533            44,889         1,636,487
       100              8,582            43,705         1,592,782
       101              8,353            42,552         1,550,231
       102              7,605            41,429         1,508,802
       103              7,912            40,335         1,468,467
       104              7,452            39,270         1,429,196
       105              7,495            38,233         1,390,963
       106              7,059            37,224         1,353,740
       107              7,099            36,240         1,317,499
       108              6,909            35,283         1,282,217
       109              6,507            34,350         1,247,866
       110              6,544            33,442         1,214,424
       111              6,163            32,558         1,181,866
       112              6,198            31,697         1,150,169
       113              6,032            30,998         1,119,170
       114              5,301            33,492         1,085,678
       115              5,693            32,606         1,053,073
       116              5,344            31,743         1,021,330
       117              5,356            30,902           990,428
       118              5,026            30,084           960,344
       119              5,036            29,287           931,057
       120              4,883            28,511           902,546
       121              4,580            27,756           874,790
       122              4,588            27,020           847,770
       123              4,302            26,304           821,467
       124              4,308            25,606           795,861
       125              4,174            24,927           770,934
       126              3,652            24,265           746,668
       127              3,916            23,621           723,047
       128              3,669            22,994           700,053
       129              3,671            22,384           677,669
       130              3,439            21,789           655,880
       131              3,440            21,210           634,670
       132              3,328            20,647           614,023
       133              3,116            20,098           593,925
       134              3,115            19,563           574,362
       135              2,915            19,043           555,319

      Period           Interest        Principal         Balance
      ------           --------        ---------         -------

       136              2,912            18,536          536,782
       137              2,815            18,043          518,739
       138              2,457            17,563          501,176
       139              2,628            17,095          484,081
       140              2,457            16,640          467,442
       141              2,451            16,196          451,245
       142              2,290            15,765          435,480
       143              2,284            15,344          420,136
       144              2,203            14,935          405,201
       145              2,056            14,537          390,664
       146              2,049            14,149          376,515
       147              1,911            13,771          362,744
       148              1,902            13,403          349,341
       149              1,832            13,045          336,295
       150              1,650            12,697          323,598
       151              1,697            12,357          311,241
       152              1,580            12,027          299,214
       153              1,569            11,705          287,509
       154              1,459            11,392          276,116
       155              1,448            11,087          265,029
       156              1,390            10,790          254,239
       157              1,290            10,501          243,738
       158              1,278            10,220          233,518
       159              1,185             9,946          223,572
       160              1,172             9,679          213,893
       161              1,122             9,420          204,473
       162                969             9,167          195,306
       163              1,024             8,921          186,386
       164                946             8,681          177,705
       165                932             8,448          169,257
       166                859             8,221          161,036
       167                844             8,000          153,036
       168                803             7,785          145,252
       169                737             7,575          137,676
       170                722             7,371          130,305
       171                661             7,173          123,133
       172                646             6,979          116,153
       173                609             6,791          109,362
       174                518             6,608          102,754
       175                539             6,430           96,324
       176                489             6,256           90,068
       177                472             6,087           83,981
       178                426             5,923           78,058
       179                409             5,763           72,296
       180                379             5,607           66,689

          -------------------------------------------------------------



 Period               Interest              Principal             Balance
 ------               --------              ---------             -------

  181                    338                  5,455                61,234
  182                    321                  5,307                55,926
  183                    284                  5,164                50,762
  184                    266                  5,024                45,739
  185                    240                  4,888                40,851
  186                    193                  4,755                36,096
  187                    189                  4,626                31,470
  188                    160                  4,500                26,969
  189                    141                  4,378                22,591
  190                    115                  4,259                18,332
  191                    96                   4,143                14,189
  192                    74                   4,031                10,158
  193                    52                   3,921                 6,237
  194                    33                   3,814                 2,423
  195                    12                   2,423                   -
  196                     -                     -                     -
  197                     -                     -                     -
  198                     -                     -                     -
  199                     -                     -                     -
  200                     -                     -                     -